UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17100 Laguna Canyon Road, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BOOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 9, 2026, Boot Barn Holdings, Inc. (the “Company”) issued a press release announcing certain preliminary financial results for its third fiscal quarter ended December 27, 2025, in connection with its participation in the 2026 ICR Conference on Monday, January 12, 2026. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

The information provided in this Item 2.02, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01     Regulation FD Disclosure.

The Company is furnishing this Current Report on Form 8-K in connection with the disclosure of information contained in an investor presentation (the “Presentation”) to be used by the Company at various meetings with institutional investors and analysts and during participation at the 2026 ICR Conference. The Company is hosting a fireside chat at the 2026 ICR Conference on Monday, January 12, 2026 at 10:30 a.m. Eastern Time. The fireside chat will be webcast live over the internet and can also be accessed at http://investor.bootbarn.com. An online archive will be available for a period of 90 days following the Presentation. A copy of the Presentation is furnished herewith as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Company expressly disclaims any obligation to update or revise any of the information contained in the Presentation.

The Presentation is available on the Company’s investor relations website located at investor.bootbarn.com, although the Company reserves the right to discontinue that availability at any time. The website address included herein is an inactive textual reference only. The information contained on such website is not incorporated into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press release dated January 9, 2026.
Exhibit 99.2	Supplemental Financial Presentation dated January 9, 2026.
Exhibit 104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.
Date: January 9, 2026	By:	/s/ James M. Watkins
Name: James M. Watkins
Title: Chief Financial Officer and Secretary